UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	March 27, 2007
(Date of earliest event reported)

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Old Second Bancorp, Inc. announced that it intends to merge two of its banks, Old Second Bank-Kane County and Old Second Bank-Yorkville, with and into its largest bank, The Old Second National Bank of Aurora.  The resulting bank will be renamed “Old Second National Bank.”  This consolidation is subject to regulatory approval and the Company expects to complete this process by July 1, 2007.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

99.1         Press release, dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: March 27, 2007	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Senior Vice President
and Chief Financial Officer